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                                                                  EXHIBIT 10.26

                                   FORM OF
                             AGREEMENT TO ASSIGN
                 CERTAIN BACK-IN AND CARRIED WORKING INTERESTS


         This Agreement is made and effective as of the date hereinafter set forth, by and between WALTER G. GOODRICH (hereinafter referred to as "Goodrich"), and GOODRICH PETROLEUM CORPORATION, a Delaware corporation with principal offices in Houston, Texas, at 5847 San Felipe, Suite 700, Houston, Texas 77057 (hereinafter referred to as "GPC").

         WHEREAS, pursuant to an agreement between Goodrich Oil Company ("GOC") and Goodrich (the "Working Interest Agreement"), Goodrich has certain rights to receive certain back-in and carried working interests (the "Working Interests") which are earned by GOC under various agreements between Goodrich Oil Company and its oil and gas participants.

         WHEREAS, GPC has entered into a Joint Participation Agreement with GOC of even date herewith, under which GPC shall have certain rights to participate with GOC in its New Prospects and Acquisitions (as defined in the Joint Participation Agreement), and under which GOC shall have certain rights to participate with GPC in its New Prospects and Acquisitions (as defined in the Joint Participation Agreement).

         WHEREAS, in consideration of the employment of Goodrich by GPC, Goodrich desires to convey and assign to GPC certain rights under the Working Interest Agreement, subject to the terms and conditions set forth below.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, it is agreed by the parties hereto as follows:

         1. Assignment of Rights. For so long as Goodrich is employed by GPC or is a member of the Board of Directors of GPC, Goodrich does hereby assign and convey to GPC all of Goodrich's right to receive the Working Interests which are attributable to New Prospects and Acquisitions in which GPC and GOC are joint participants during the term of this Agreement. This assignment of rights shall be effective as to all New Prospects and Acquisitions in which GPC shall elect to participate during the term of this Agreement, regardless of when the Working Interests attributable thereto are earned or become assignable. The actual assignment of the Working Interests shall be made by GOC directly to GPC.

         2. Termination of Agreement. This Agreement shall terminate upon the earlier to occur of (i) the termination of Goodrich's employment by GPC,
(ii) the cessation of Goodrich's membership on the Board of Directors of GPC,
(iii) the termination of any consulting agreement, if any, between Goodrich and GPC or (iv) the termination of the Joint Participation Agreement between GOC and GPC.





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         3.      Miscellaneous Provisions.

                 3.1 Multiple Originals. This Agreement may be executed in multiple originals, any one of which shall constitute due proof hereof.

                 3.2 Governing Law. This Agreement shall be interpreted, governed and enforced pursuant to the laws of the State of Louisiana.

                 3.3 Preparation. No implication or reference shall be drawn from the fact that any party prepared or proposed portions or the entirety of this Agreement, and this Agreement shall be construed as having been drafted by and for the benefit of both parties, equally.

                 3.4 Assignability. Neither party hereto may assign, convey or transfer any of its rights hereunder without the express, written consent of the other party.

                 3.5 Successors. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. There are no third-party beneficiaries to this Agreement.

                 3.6 Integration and Amendment. THIS AGREEMENT CONTAINS THE ENTIRE AGREEMENT AND UNDERSTANDING OF THE PARTIES WITH RESPECT TO ALL MATTERS RELATED TO THE ASSIGNMENT OF THE RIGHTS DESCRIBED ABOVE. NO ORAL OR WRITTEN AGREEMENT, UNDERSTANDING, STATEMENT, REPRESENTATION OR COMMENT NOT EXPRESSLY CONTAINED HEREIN SHALL BE BINDING OR VALID AGAINST EITHER PARTY NOR SHALL HAVE ANY EFFECT ON THE RIGHTS OR OBLIGATIONS OF THE PARTIES HEREUNDER. THIS AGREEMENT MAY BE MODIFIED OR AMENDED ONLY BY A SUBSEQUENT WRITING SIGNED BY ALL PARTIES HERETO.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

                                        _______________________________________
                                        Walter G. Goodrich


                                        GOODRICH PETROLEUM CORPORATION


                                        By
                                           ____________________________________
                                                 U.E. Patrick, Chairman







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